Exhibit 5

                               POWER OF ATTORNEY


     We the undersigned Officers and Trustees of Putnam American Government Income Fund, hereby severally constitute and appoint George Putnam, Charles E. Porter, Gordon H. Silver, Timothy W. Diggins and John W. Gerstmayr, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacities indicated below, the Registration Statement on Form N-14 of Putnam High Yield Trust II and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS our hands and common seal on the date set forth below.


Signature                   Title                           Date
/s/  George Putnam          President and Chairman of      February 18, 1999
--------------------------  the Trustees, Principal
     George Putnam          Executive Officer; Trustee

/s/  John A. Hill           Vice Chairman and Trustee      February 18, 1999
--------------------------
     John A. Hill

/s/  William F. Pounds      Vice Chairman and Trustee      February 18, 1999
--------------------------
     William F. Pounds

/s/  John D. Hughes         Principal Financial Officer;   February 18, 1999
--------------------------  Senior Vice President;
     John D. Hughes         Treasurer

/s/  Paul G. Bucuvalas      Principal Accounting           February 18, 1999
--------------------------  Officer; Assistant Treasurer
     Paul G. Bucuvalas

/s/  Jameson A. Baxter      Trustee                        February 18, 1999
--------------------------
     Jameson A. Baxter



/s/                         Trustee                        February __, 1999
--------------------------
     Hans H. Estin

/s/  Ronald J. Jackson      Trustee                        February 18, 1999
--------------------------
     Ronald J. Jackson

/s/  Paul L. Joskow         Trustee                        February 18, 1999
--------------------------
     Paul L. Joskow

/s/  Elizabeth T. Kennan    Trustee                        February 18, 1999
--------------------------
     Elizabeth T. Kennan

/s/  Lawrence J. Lasser     Trustee                        February 18, 1999
--------------------------
     Lawrence J. Lasser

/s/                         Trustee                        February __, 1999
--------------------------
     John H. Mullin, III

/s/                         Trustee                        February __, 1999
--------------------------
     Robert E. Patterson

/s/  Donald S. Perkins      Trustee                        February 18, 1999
--------------------------
     Donald S. Perkins

/s/  George Putnam III      Trustee                        February 18, 1999
--------------------------
     George Putnam III

/s/                         Trustee                        February __, 1999
--------------------------
     A.J.C. Smith

/s/                         Trustee                        February __, 1999
--------------------------
     W. Thomas Stephens

/s/  W. Nicholas Thorndike  Trustee                        February 18, 1999
--------------------------
     W. Nicholas Thorndike